Exhibit 23

                          Independent Auditor's Consent

etravelserve.com, Inc.:

We hereby do consent to the inclusion of our independent auditor's report dated October 6, 2000 in the Annual Report on Form 10-K of etravelserve.com, Inc. for the year ended June 30, 2000.

                                            CROSS AND ROBINSON
                                            /s/ Cross & Robinson
                                            ------------------------------------
                                            Certified Public Accountants
                                            Tulsa, Oklahoma

October 13, 2000



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